Fees Summary	Nov. 13, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,407,597.44
Previously Paid Amount	0.00
Total Fee Amount	3,232.59
Total Offset Amount	0.00
Net Fee	$ 3,232.59